UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Item 7.         Financial Statements and Exhibits.

Exhibit

99     Press release dated April 24, 2003.

Item 9.         Regulation FD Disclosure.

On April 24, 2003, Applied Films Corporation issued a press release announcing results for the third fiscal quarter of fiscal 2003. A copy of the press release is attached as Exhibit 99.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	APPLIED FILMS CORPORATION
	By	/s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated April 24, 2003.

EXHIBIT 99

9586 I-25 Frontage Rd. Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS CORPORATION REPORTS RECORD BOOKINGS AND 48% REVENUE GROWTH FOR THE THIRD FISCAL QUARTER OF 2003

Longmont, Colorado (April 24, 2003) – Applied Films Corporation (Nasdaq: AFCO), a leading supplier of thin film deposition equipment to the flat panel display (FPD), architectural, automotive and solar, and the consumer products packaging and electronics industries, today reported results for the third quarter of fiscal 2003, ended March 29, 2003.

Third Quarter Fiscal 2003 Results from Continuing Operations

Net revenues for the third quarter of fiscal 2003 were $45.7 million compared to $30.8 million for the third quarter of fiscal 2002, an increase of 48%. Revenues were 50% higher than the second quarter of fiscal 2003.

Income from continuing operations on a GAAP basis for the third quarter of fiscal 2003 was $569,000, or $0.05 per fully diluted common share, compared to a loss from continuing operations on a GAAP basis of $(875,000) or $(0.08) per fully diluted common share for the third quarter of fiscal 2002.

Earnings before amortization of other intangible assets (EBIA), for the third quarter of fiscal 2003 were $1,508,000, or $0.14 per fully diluted common share, compared to a loss of $(243,000) or $(0.02) per fully diluted common share for the third quarter of fiscal 2002.

The Company reports EBIA as a pro forma non-GAAP financial measure so that management and investors can assess the ongoing performance of the company without considering the non-cash charges for the amortization of intangibles related to the LAC Acquisition. The pre-tax charge for amortization of other intangible assets in the third quarter was $967,000. The reconciliation of pro-forma non-GAAP measurements to GAAP can be found in the attached financial table.

Bookings for the quarter were $66.1 million. Equipment backlog as of March 29, 2003 was $96.4 million, compared to $56.0 million at the end of the third fiscal quarter of 2002, an increase of 72%, and compared to $75.9 million at the end of the second fiscal quarter of 2003. The Company expects to recognize revenue from this backlog over the next 6 to 12 months.

“We are pleased to report record bookings and a resulting book to bill ratio of 1.4, representing the third consecutive quarter of book to bill above one,” Thomas Edman, president and chief executive officer commented. “This was an outstanding quarter for us, as we experienced bookings strength in all parts of our business, and we delivered strong bottom line performance while at the same time increasing our R&D spending by 57% over the prior year.”

On September 24, 2002 Applied Films Corporation sold its coated glass division located in Longmont, Colorado, to Information Products Longmont, Inc., a subsidiary of Information Products, Inc., a subsidiary of Magna Donnelly Corporation. The income statement and balance sheet for the prior year and first quarter of the current year have been restated to reflect the effect of the sale, and the results have been included in income (loss) from discontinued operations, net of taxes on the income statement.

Business Outlook

The following statements are based on our current expectations for the fourth quarter of fiscal 2003. These statements are forward-looking and subject to the qualifying safe harbor statement. Actual results may differ materially:

Fiscal 2003 – Fourth Quarter

  Net Revenues:   We expect net revenues for the fourth quarter of fiscal 2003 to be between $51-54 million.

  GAAP Earnings Per Share:   We expect GAAP earnings per share in the range of approximately $0.16 -$0.22 per fully diluted share for the fourth quarter of fiscal 2003.

  We expect fully diluted shares outstanding to be approximately 11.4 million for the fourth quarter of fiscal 2003.

  Amortization of Intangibles: We expect the amortization of intangibles to be approximately $950,000 for the fourth quarter of fiscal 2003.

Third Fiscal Quarter 2003 Conference Call
Applied Films Corporation will conduct a conference call and webcast at 9:00 a.m. MT (11:00 a.m. ET) on Thursday, April 24, 2003 to review third quarter fiscal year 2003 financial results. During the conference call and webcast, Thomas Edman, President and Chief Executive Officer, and Lawrence Firestone, Chief Financial Officer, will present the financial results for the quarter.

The public is invited to participate in the conference call by dialing 800.540.0559 or 785.832.0201 (International) at least 5-10 minutes prior to the start time (Conference ID: AFILMS) or via webcast at www.appliedfilms.com, and click on the “Investor Relations” button and then “Meetings and Presentations”. A replay of the recorded conference call will be available until May 1, 2003. To listen to the replay, dial 402.220.1144.

Upcoming Events
Applied Films Corporation will be presenting at the AeA Micro Cap Financial Conference held on May 13, 2003 in Monterey, California.

About Applied Films Corporation
Applied Films Corporation is a leading provider of thin film deposition equipment to the flat panel display, the architectural, automotive and solar glass, and the consumer products packaging and electronics industries. Our deposition systems are used to deposit thin films that enhance the characteristics of a base substrate, such as glass, plastic, paper or foil. These thin films provide conductive, electronic, reflective, filter, barrier, and other properties that are critical elements of our customers’ products. We also sell coated glass produced at our joint venture. Founded in 1976, the Company currently has approximately 480 employees worldwide with its headquarters in Longmont, Colorado, and operations in Alzenau, Germany; Brussels, Belgium; Hong Kong and Shanghai, China; Seoul, Korea; Tokyo and Osaka, Japan; and Hsinchu, Taiwan. For more information, please visit Applied Films’ web site at http://www.appliedfilms.com.

Safe Harbor Statement
This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about our intent, belief or current expectations regarding recognition of backlog, demand for various types of deposition equipment, future bookings, revenues and earnings, are not guaranties of future performance. Actual results may differ materially from such expectations. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change in the demand for coating equipment and coated glass, the effect of changing worldwide political and economic conditions on capital expenditures and production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

– FINANCIAL TABLES FOLLOW –

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                       Three Months Ended                    Nine Months Ended
                                                               --------------------------------------------------------------------------
                                                                March 29, 2003  March 30, 2002(1)  March 29, 2003(1)  March 30, 2002(1)
                                                               ---------------- ----------------- ------------------- -------------------
Net revenues.............................................         $   45,651       $   30,827         $  103,009         $  107,985
Cost of goods sold.......................................             35,551           23,525             79,591             80,700
                                                               ---------------- ----------------- ------------------- -------------------
Gross profit.............................................             10,100            7,302             23,418             27,285

Operating expenses:
     Selling, general and administrative.................              5,819            5,827             17,731             18,946
     Research and development............................              3,603            2,298              8,435              6,265
     Amortization of other intangible assets.............                967              839              2,757              2,517
                                                               ---------------- ----------------- ------------------- -------------------
Loss from operations.....................................               (289)          (1,662)            (5,505)              (443)

Other (expense) income:
     Interest income (expense)...........................                433              212              1,750                195
     Other income (expense)..............................                544                7                917                602
     Equity earnings of joint venture....................                432              150              1,661                413
                                                               ---------------- ----------------- ------------------- -------------------
Income (loss) from continuing operations before income taxes           1,120           (1,293)            (1,177)               767

Income tax benefit (expense).............................               (551)             418                551               (231)
                                                               ---------------- ----------------- ------------------- -------------------

     Income (loss) from continuing operations............                569             (875)              (626)               536

Discontinued operations(2):
     Loss from discontinued operations, net of tax.......                  -             (371)               (85)              (475)
     Gain on disposal of discontinued operations, net of tax               -                -                429                  -
                                                               ---------------- ----------------- ------------------- -------------------
Discontinued operations, net of tax......................                  -             (371)               344               (475)

                                                               ---------------- ----------------- ------------------- -------------------
Net income (loss)........................................                569           (1,246)              (282)                61

     Preferred stock dividends...........................                  -                -                  -               (315)
                                                               ---------------- ----------------- ------------------- -------------------
Net income (loss) applicable to common stockholders......         $      569       $   (1,246)        $     (282)        $     (254)
                                                               ================ ================= =================== ===================

Earnings (loss) per share:
Basic:
     Earnings (loss) from continuing operations..........         $     0.05       $    (0.08)        $    (0.06)        $     0.02
     Income (loss) from discontinued operations..........                 -             (0.03)              0.03              (0.05)
                                                               ---------------- ----------------- ------------------- -------------------
Basic earnings (loss) per share..........................         $     0.05       $    (0.11)        $    (0.03)        $    (0.03)
                                                               ================ ================= =================== ===================

Diluted:
     Earnings (loss) from continuing operations..........         $     0.05       $    (0.08)        $    (0.06)        $     0.02
     Income (loss) from discontinued operations..........                 -             (0.03)              0.03              (0.05)
                                                               ---------------- ----------------- ------------------- -------------------
Diluted earnings (loss) per share........................         $     0.05       $    (0.11)        $    (0.03)        $    (0.03)
                                                               ================ ================= =================== ===================

Weighted average common shares outstanding:
     Basic...............................................             11,115           10,998             11,079              9,163
                                                               ================ ================= =================== ===================
     Diluted.............................................             11,145           10,998             11,118              9,163
(1)	Amounts have been adjusted to show the operating results of the Longmont Coatings Division, which was sold on September 24, 2002, as discontinued operations.

(2)	Reflects the operations and the gain recognized from the sale of the Longmont Coatings Division on September 24, 2002 as discontinued operations.

RECONCILIATION OF PRO-FORMA NON-GAAP MEASUREMENT TO GAAP
(in thousands, except per share data)

                                                                        Three Months Ended                    Nine Months Ended
                                                               ------------------------------------- ------------------------------------
                                                                March 29, 2003   March 30, 2002(1)    March 29, 2003(1) March 30, 2002(1)
                                                                --------------   -----------------    ----------------- -----------------
Pro Forma Financial Results (EBIA):
Earnings (Loss) Before Intangible Amortization:
     Income (loss) from continuing operations before income
     taxes...............................................         $    1,120        $   (1,293)         $   (1,177)     $      767
     Add:  Amortization of Other Intangible Assets.......                967               839               2,757           2,517
                                                               ---------------- -------------------- ------------------ -----------------

     Earnings (Loss) from Continuing Operations Before
     Intangible Amortization and Taxes...................              2,087              (454)              1,580           3,284

     Tax Benefit (Provision) (3).........................               (579)              211                  28          (1,005)
                                                               ---------------- -------------------- ------------------ -----------------

     Earnings (Loss) from Continuing Operations Before
     Intangible Amortization.............................         $    1,508        $     (243)         $    1,608      $    2,279
                                                               ================ ==================== ================== =================

EBIA per share:
         Basic EBIA Per Share............................         $     0.14        $    (0.02)         $     0.15      $     0.21(2)
         Diluted EBIA Per Share .........................         $     0.14        $    (0.02)         $     0.14      $     0.21(2)
                                                               ================ ==================== ================== =================

     Weighted Average Common Shares Outstanding:
         Basic...........................................             11,115            10,998              11,079           9,163
                                                               ================ ==================== ================== =================
         Diluted.........................................             11,145            10,998              11,118           9,163
(1)	Amounts have been adjusted to show the operating results of the Longmont Coatings Division, which was sold on September 24, 2002, as discontinued operations.

(2)	Per share for the nine months ended have been adjusted to include the $315,000 in dividends that were paid and included in GAAP EPS for the same period.

(3)	Taxes are calculated at 35% and equity earnings of joint venture are non-taxable.

Note:

EBIA is not intended to represent cash flows for the period. EBIA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. Our definition of EBIA may differ from similar measurements provided by other public companies.

APPLIED FILMS CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

                                                                                  March 29, 2003      June 29, 2002(1)
                                                                                --------------------  ------------------
ASSETS                                                                              (unaudited)
CURRENT ASSETS:
   Cash and cash equivalents..................................................     $      37,519         $   39,105
   Marketable securities......................................................            51,480             43,544
   Accounts and trade notes receivable, net of allowance of $1,068 and
         $855, respectively...................................................            13,496              8,171
   Revenue in excess of billings..............................................            30,530             27,246
   Inventories, net...........................................................             8,712              7,442
   Prepaid expenses and other.................................................             1,470              1,845
   Income tax receivable......................................................               444               -
   Net current assets associated with discontinued operations.................              -                 2,932 (1)
                                                                                --------------------  ------------------
      Total current assets....................................................           143,651            130,285

Property, plant and equipment, net of accumulated depreciation of
    $5,907 and $4,333, respectively...........................................             5,843              6,239
Goodwill and other intangible assets, net of accumulated amortization of
     $11,149 and $8,392 respectively..........................................            70,679             55,408
Investment in joint venture...................................................            11,413             10,004
Deferred tax asset, net.......................................................            10,115             11,398
Long-term assets associated with discontinued operations......................              -                 1,401(1)
Other assets..................................................................               289                373
                                                                                --------------------  ------------------
      Total assets............................................................     $     241,990         $  215,108
                                                                                ====================  ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Trade accounts payable.....................................................     $      19,571         $    9,252
   Accrued expenses...........................................................            22,366             25,462
   Billings in excess of revenue..............................................            12,643              8,213
   Current portion of deferred gross profit, deferred gain and lease obligation              390                414
   Deferred tax liability.....................................................             5,407              5,758
                                                                                --------------------  ------------------
      Total current liabilities...............................................            60,377             49,099

Long-term portion of gross profit, deferred gain and lease obligation.........             2,142              2,427
Other long-term liabilities                                                                   21
Accrued pension benefit obligation............................................            10,600              9,012
                                                                                --------------------  ------------------
      Total liabilities.......................................................            73,140             60,538

STOCKHOLDERS' EQUITY:
Common stock, no par value, 40,000,000 shares authorized, 11,120,672 and 11,027,310 shares issued and outstanding at March 29, 2003
   and June 29, 2002, respectively............................................           160,246            159,610
Warrants and stock options....................................................               734                734
Other cumulative comprehensive income (loss)..................................             5,931             (7,995)
Retained earnings.............................................................             1,939              2,221
                                                                                --------------------  ------------------
      Total stockholders' equity..............................................           168,850            154,570
                                                                                --------------------  ------------------
      Total liabilities and stockholders' equity..............................     $     241,990         $  215,108
                                                                                ====================  ==================
(1)

As adjusted to reclassify the assets and liabilities of the Longmont Coatings Division to assets and liabilities associated with discontinued operations for sale of the Longmont Coatings Division on September 24, 2002.

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